UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 13, 2022

SEMPRA ENERGY
(Exact name of registrant as specified in its charter)

California	1-14201	33-0732627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

488 8th Avenue, San Diego, California	92101
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(619) 696-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered

Sempra Energy Common Stock, without par value	SRE	New York Stock Exchange

Sempra Energy 5.75% Junior Subordinated Notes Due 2079, $25 par value	SREA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2022 Annual Shareholders Meeting of Sempra Energy (the “Company”) was held on May 13, 2022. At the Annual Shareholders Meeting, the Company’s shareholders:

(1)	elected for the ensuing year all 11 of the director nominees up for election and listed below;
(2)	ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2022;
(3)	approved, on an advisory basis, the Company's executive compensation as reported in the Company's proxy statement for the Annual Shareholders Meeting; and
(4)	did not approve a shareholder proposal requiring an independent board chairman.

Below are the final voting results for each matter voted on at the Annual Shareholders Meeting, as certified by the Company’s inspector of election at such meeting.

Proposal 1: Election of Directors

Nominees	Votes For	% of Votes Cast	Votes Against	% of Votes Cast	Abstentions	Broker Non-Votes
Alan L. Boeckmann	256,512,064	98.23%	4,614,959	1.77%	284,839	17,236,831
Andrés Conesa	256,764,546	98.33%	4,361,056	1.67%	286,260	17,236,831
Maria Contreras-Sweet	257,817,580	98.73%	3,320,022	1.27%	274,260	17,236,831
Pablo A. Ferrero	258,691,514	99.07%	2,429,382	0.93%	290,966	17,236,831
Jeffrey W. Martin	246,452,450	94.68%	13,844,179	5.32%	1,115,233	17,236,831
Bethany J. Mayer	251,441,328	96.31%	9,641,504	3.69%	329,030	17,236,831
Michael N. Mears	259,660,076	99.44%	1,453,507	0.56%	298,279	17,236,831
Jack T. Taylor	258,107,694	98.84%	3,016,997	1.16%	287,171	17,236,831
Cynthia L. Walker	259,694,630	99.45%	1,427,224	0.55%	290,008	17,236,831
Cynthia J. Warner	252,953,722	97.00%	7,816,530	3.00%	641,610	17,236,831
James C. Yardley	259,702,590	99.45%	1,425,696	0.55%	283,576	17,236,831

As previously reported in the Company’s proxy statement for the Annual Shareholders Meeting, William D. Jones was not nominated to stand for re-election as a director of the Company at the Annual Shareholders Meeting. Accordingly, Mr. Jones retired as a director of the Company effective May 13, 2022.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

	Votes	% of Votes Cast
Votes For	266,651,129	95.79%
Votes Against	11,728,336	4.21%
Abstentions	269,228	–
Broker Non-Votes	–	–

Proposal 3: Advisory Approval of the Company’s Executive Compensation

	Votes	% of Votes Cast
Votes For	244,562,236	94.46%
Votes Against	14,337,525	5.54%
Abstentions	2,512,101	–
Broker Non-Votes	17,236,831	–

Proposal 4: Shareholder Proposal Requiring an Independent Board Chairman

	Votes	% of Votes Cast
Votes For	98,761,173	37.87%
Votes Against	162,051,754	62.13%
Abstentions	598,935	–
Broker Non-Votes	17,236,831	–

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMPRA ENERGY,
(Registrant)

Date: May 16, 2022	By: /s/ Peter R. Wall
Peter R. Wall Senior Vice President, Controller and Chief Accounting Officer